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                                                                    EXHIBIT 32.2

                             CERTIFICATE PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                               SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Targeted Genetics Corproation (the "Company") on Form 10-K for the year ended December 31, 2005 as filed with the Securities & Exchange Commission on the date hereof (the "Report"), I, David J. Poston, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                              /s/ David J. Poston
                                            ------------------------------------
                                            David J. Poston
                                            Chief Financial Officer
                                            March 14, 2006

      A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

      This certification is being furnished to the Securities and Exchange Commission as Exhibit 32 to the Form 10-K pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code) and in accordance with Item 601(b)(32)(ii) of Regulation S-K. This certification is not being "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, and is not and should not be deemed to be incorporated by reference into the Form 10-K or any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.